Exhibit 99.1

Michael P. Scarpelli

Chief Financial Officer

ir@datadomain.com

(408) 980-4800

FOR IMMEDIATE RELEASE

Data Domain, Inc. Reports First Quarter Financial Results

Revenue Increases 17% Compared to the Fourth Quarter 2007, 160%

Compared to First Quarter 2007

SANTA CLARA, Calif. — April 24, 2008 — Data Domain, Inc. (Nasdaq: DDUP) today announced results for its first quarter ended March 31, 2008. Revenue for the first quarter of 2008 was $52.6 million, an increase of 17% from the fourth quarter of 2007 and an increase of 160% from the first quarter of 2007.

Data Domain posted net income under U.S. generally accepted accounting principles (“GAAP”) for the first quarter of 2008 of $2.7 million, or $0.04 per diluted share. This compares to a GAAP net loss of $76,000, or $0.00 per diluted share in the immediately preceding fourth quarter of 2007, and a GAAP net loss of $1.5 million, or $0.18 per diluted share in the first quarter of 2007.

Excluding the impact of stock-based compensation and related taxes in all periods, the non-GAAP net income for the first quarter of 2008 was $7.7 million, or $0.12 per diluted share, compared to a non-GAAP net income of $5.1 million, or $0.08 per diluted share in the immediately preceding fourth quarter of 2007, and a non-GAAP net loss of $363,000, or $0.05 per diluted share in the first quarter of 2007.

“In the first quarter of 2008, Data Domain again achieved record revenues with strong gross margins,” said Frank Slootman, President and Chief Executive Officer of Data Domain. “Approximately 285 new customers were added during the quarter, bringing our cumulative customer count to over 1,800 worldwide that have purchased our systems. In addition, with new solution platforms, expanded protocol support, and nearline application support, Data Domain is positioning deduplication storage as a new tier of data center storage for data that customers don’t want on tape for performance reasons and don’t want on primary storage for cost reasons. As our storage platform expands in scale and scope, we plan to further deepen and broaden this growing position in the data center.”

“Data Domain has again exceeded its revenue targets for the quarter, while improving key financial metrics and continuing its investment in infrastructure to promote and accommodate future growth,” added Michael Scarpelli, Chief Financial Officer for Data Domain. “GAAP net income rose to $2.7 million, and while the company added 92 new employees, gross margins were strong at 74%.”

First Quarter Highlights

•

In February 2008, Data Domain announced the new DD120 appliance for remote offices. The addition of the DD120 underscores Data Domain’s focus on addressing the full range of data protection needs of large distributed enterprises.

•	In March 2008, Data Domain established a new strategic North American distribution agreement with Ingram, one of the world’s largest technology distributors.

•

The Company announced it will establish a new Operations Center in North Carolina’s Research Triangle Park. The new facility will house additional Engineering, Customer Support and Inside Sales personnel to help support the Company’s expected continued expansion.

•

The Company expanded its executive team with the addition of Pete Rukavina as Senior Vice President of Operations. Mr. Rukavina comes to Data Domain from Cisco Systems, Inc., where he last served as Vice President of Business Operations.

•

In March 2008, Data Domain announced the availability of its OpenStorage software option. Data Domain was the first vendor to ship product in support of the new Veritas NetBackup OpenStorage (OST) API by Symantec.

Conference Call Information

Data Domain will host a conference call for analysts and investors to discuss its first quarter of 2008 results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). The dial-in number for this conference call is 800.591.6945 (617.614.4911 international) and the participant passcode is 46364463#. A live webcast of the conference call will be accessible from the Investor Relations section of the

Company’s website at www.datadomain.com. Following the webcast, an archived version will be available on the company’s website for 30 days. To hear the replay, parties in the United States and Canada should call 1-888-286-8010 and enter passcode 69749574#. International parties can access the replay at 617-801-6888 and should enter passcode 69749574#.

Use of Non-GAAP Financial Information

Data Domain has supplemented the financial measures contained in this press release that are provided in accordance with GAAP with non-GAAP financial measures. Data Domain believes that these non-GAAP financial measures better reflect its core operating results and thus are appropriate to enhance the overall understanding of its past financial performance and its prospects for the future. These adjustments to Data Domain’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Data Domain’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate Data Domain’s financial results, develop budgets and manage expenditures. The method Data Domain uses to produce non-GAAP financial results may differ from the methods used by other companies. Data Domain’s reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. Reconciliation of the non-GAAP financial measures to the nearest GAAP financial measures is included in the financial measures attached hereto.

ABOUT DATA DOMAIN

Data Domain® is a leading provider of deduplication storage appliances for disk-based backup and network-based disaster recovery. Approximately 1,800 companies worldwide have purchased Data Domain’s storage systems to reduce costs and simplify data management. Data Domain delivers the performance, reliability and scalability to address the data protection needs of enterprises of all sizes. Data Domain’s products integrate into existing customer infrastructures and are compatible with leading enterprise backup software products. To find out more about Data Domain, visit www.datadomain.com. Data Domain is headquartered at 2421 Mission College Blvd., Santa Clara, CA 95054 and can be contacted by phone at 1-866-933-3873 or by e-mail at sales@datadomain.com.

Forward Looking Statements

This press release contains forward-looking statements regarding our products addressing the full range of data protection needs of large distributed enterprises, our continuing investment in infrastructure to promote and accommodate future growth, our positioning deduplication storage as a new tier of data center storage, and our plans to further deepen and broaden this growing position in the data center and our plans to establish a new Operations Center in North Carolina’s Research Triangle Park to help support our expected continued expansion. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include any weakening of general economic and market conditions and customer budgets for information technology spending, our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; market acceptance of our products; our ability to scale our distribution channels; our ability to recruit and retain personnel; our ability to compete in our industry; our ability to maintain and expand relationships with technology partners; our ability to protect our intellectual property; shortages or price fluctuations in our supply chain and the performance of our contract manufacturer; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact our business are set forth in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Data Domain and the Data Domain logo are trademarks or registered trademarks of Data Domain, Inc. All other trademarks used or mentioned herein belong to their respective owners.

A copy of this press release can be found on the Investor Relations page of Data Domain’s website at www.datadomain.com

# # #

Data Domain, Inc.

Consolidated Balance Sheet

(in thousands)

(unaudited)

	March 31, 2008	December 31, 2007
Current Assets:
Cash and cash equivalents	$126,522	$102,939
Short-term investments	65,775	104,197
Accounts receivable, net	30,371	35,320
Inventories	2,513	2,341
Prepaid expenses and other current assets	2,953	1,711

Total current assets	228,134	246,508
Long-term investments	29,704	—
Intangible assets	233	267
Property, plant and equipment	21,771	14,589

Total assets	$279,842	$261,364

Current Liabilities:
Accounts payable	$8,813	$7,251
Accrued compensation and related benefits	8,900	11,992
Other accrued liabilities	6,734	6,731
Income taxes payable	1,939	196
Deferred revenue, current	20,335	16,650

Total current liabilities	46,721	42,820
Deferred revenue, non-current	11,997	9,322
Unvested exercised stock options	484	766
Other liabilities	1,186	594
Common stock	258,241	248,078
Other comprehensive income	(1,265)	47
Accumulated deficit	(37,522)	(40,263)

Total stockholders' equity	219,454	207,862

Total liabilities and stockholders' equity	$279,842	$261,364

Data Domain, Inc.

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,		Three Months Ended December 31, 2007
	2008	2007
Revenue:
Product	$45,220	$17,880	$39,399
Support and services	7,368	2,137	5,448
Ratable product and related support and services	27	192	33

Total revenue	52,615	20,209	44,880

Cost of revenue:
Cost of product	11,316	5,849	10,179
Cost of support and services	2,489	798	2,119
Cost of ratable product and related support and services	1	76	3

Total cost of revenue	13,806	6,723	12,301

Gross profit	38,809	13,486	32,579

Operating expenses:
Sales and marketing	23,232	8,683	23,508
Research and development	8,736	4,503	7,190
General and administrative	5,606	1,778	4,102

Total operating expenses	37,574	14,964	34,800

Operating income (loss)	1,235	(1,478)	(2,221)

Other income (expense), net:
Interest income	2,163	156	1,949
Other income (expense), net	1,243	(96)	164

Total other income (expense), net	3,406	60	2,113

Income (loss) before provision for (benefit from) income taxes	4,641	(1,418)	(108)
Provision for (benefit from) income taxes	1,900	55	(32)

Net income (loss)	$2,741	$(1,473)	$(76)

Net income (loss) per share, basic	$0.05	$(0.18)	$(0.00)

Net income (loss) per share, diluted	$0.04	$(0.18)	$(0.00)

Shares used in computing basic income (loss) per share	56,414	8,038	53,595
Shares used in computing diluted income (loss) per share	64,704	8,038	53,595

Data Domain, Inc.

GAAP to Non-GAAP Reconciliation

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31, 2008			Three Months Ended March 31, 2007
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of Gross Profit:
Total revenue	$52,615	$—	$52,615	$20,209	$—	$20,209
Total cost of revenue	13,806	(255)	13,551	6,723	(104)	6,619

Gross profit	$38,809	$(255)	$39,064	$13,486	$(104)	$13,590

Reconciliation of Operating Expenses:
Sales and marketing	$23,232	$(2,792)	$20,440	$8,683	$(477)	$8,206
Research and development	8,736	(1,320)	7,416	4,503	(308)	4,195
General and administrative	5,606	(1,013)	4,593	1,778	(221)	1,557

Total operating expenses	$37,574	$(5,125)	$32,449	$14,964	$(1,006)	$13,958

Reconciliation of Operating Income (loss), net, provision for income taxes net income and net income per share:
Operating income (loss)	$1,235	$5,380	$6,615	$(1,478)	$1,110	$(368)
Income (loss) before provision for income taxes	$4,641	$5,380	$10,021	$(1,418)	$1,110	$(308)
Provision for income taxes	$1,900	$440	$2,340	$55	$—	$55
Net income (loss)	$2,741	$4,940	$7,681	$(1,473)	$1,110	$(363)
Net income (loss) per share, basic	$0.05		$0.14	$(0.18)		$(0.05)
Net income (loss) per share, diluted	$0.04		$0.12	$(0.18)		$(0.05)
Shares used in computing basic net income (loss) per share	56,414		56,414	8,038		8,038
Shares used in computing diluted net income (loss) per share	64,704		64,704	8,038		8,038
Stock based compensation expense:
Cost of product	$134			$16
Cost of support and services	121			88
Sales and marketing	2,792			477
Research and development	1,320			308
General and administrative	1,013			221

Total stock-based compensation expense	$5,380			$1,110

Data Domain, Inc.

GAAP to Non-GAAP Reconciliation

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31, 2008			Three Months Ended December 31, 2007
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of Gross Profit:
Total revenue	$52,615	$—	$52,615	$44,880	$—	$44,880
Total cost of revenue	13,806	$(255)	13,551	12,301	(187)	12,114

Gross profit	$38,809	$(255)	$39,064	$32,579	$(187)	$32,766

Reconciliation of Operating Expenses:
Sales and marketing	$23,232	$(2,792)	$20,440	$23,508	$(3,320)	$20,188
Research and development	8,736	(1,320)	7,416	7,190	(1,063)	6,127
General and administrative	5,606	(1,013)	4,593	4,102	(775)	3,327

Total operating expenses	$37,574	$(5,125)	$32,449	$34,800	$(5,158)	$29,642

Reconciliation of Operating Income (loss), net, provision for income taxes net income and net income per share:
Operating income (loss)	$1,235	$5,380	$6,615	$(2,221)	$5,345	$3,124
Income (loss) before provision for (benefit from) income taxes	$4,641	$5,380	$10,021	$(108)	$5,345	$5,237
Provision for (benefit from) income taxes	$1,900	$440	$2,340	$(32)	$145	$113
Net income (loss)	$2,741	$4,940	$7,681	$(76)	$5,200	$5,124
Net income (loss) per share, basic	$0.05		$0.14	$(0.00)		$0.10
Net income (loss) per share, diluted	$0.04		$0.12	$(0.00)		$0.08
Shares used in computing basic net income (loss) per share	56,414		56,414	53,595		53,595
Shares used in computing diluted net income (loss) per share	64,704		64,704	53,595		63,951
Stock based compensation expense:
Cost of product	$134			$101
Cost of support and services	121			86
Sales and marketing	2,792			3,320
Research and development	1,320			1,063
General and administrative	1,013			775

Total stock-based compensation expense	$5,380			$5,345

Data Domain, Inc.

Consolidated Statement of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2008	2007
Operating Activities:
Net income (loss)	$2,741	$(1,473)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,201	316
Stock-based compensation	5,380	1,110
Provision (release) for accounts receivable allowances	4	(8)
Amortization of evaluation units in inventory	654	468
Changes in operating assets and liabilities:
Decrease in accounts receivable	4,945	1,561
Increase in inventories	(826)	(1,088)
Increase in prepaid expenses and other current assets	(1,242)	(436)
Increase in accounts payable	1,562	1,830
Increase in offering costs	—	(1,539)
Decrease in accrued compensation and related benefits	(3,092)	(573)
Increase in other accrued liabilities	595	2,373
Increase (decrease) in income taxes payable	1,743	(91)
Increase in deferred revenue	6,360	1,045

Net cash provided by operating activities	20,025	3,495

Investing activities:
Purchase of property, plant and equipment	(8,349)	(1,511)
Purchases of available for sale securities	(42,004)	—
Proceeds from maturities of available for sale securities	49,400	—

Net cash used in investing activities:	(953)	(1,511)

Financing activities:
Proceeds from issuance of common stock, net of repurchases	4,501	526

Net cash provided by financing activities	4,501	526

Effect of exchange rate changes on cash and cash equivalents	10	(3)

Net increase in cash and cash equivalents	23,583	2,507
Cash and cash equivalents at beginning of period	102,939	11,857

Cash and cash equivalents at end of period	$126,522	$14,364

Non-cash operating activity:
Issuance of common stock for settlement	$—	$3,319

Supplemental schedule of cash flow data:
Cash paid for income taxes	$332	$143